HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions (Standard - Series A)
333-72042	HV-7969 - PremierSolutions (State of Iowa Retirement Investors Club 403(b))

Supplement dated February 25, 2010 to your Prospectus dated May 1, 2009

FUND NAME CHANGE

The fund name change effective May 1, 2010 is hereby corrected to read effective March 1, 2010, the following fund is renamed as follows:

Old Name	New Name

Legg Mason ClearBridge Fundamental Value Fund - Class A	Legg Mason ClearBridge Fundamental All Cap Value Fund - Class A

As a result of the change, all references to the Old Name in your prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.